Exhibit 99.1

Exhibit 99.1

Presentation of the New HealthTronics

December 14, 2004

Brad A. Hummel

President & CEO

Statements in this presentation that are not strictly historical, including statements regarding plans, objective and future financial performance, are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although HealthTronics believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that the expectations will prove to be correct. Factors that could cause actual results to differ materially from HealthTronics’ expectations include, among others, the existence of demand for and acceptance of HealthTronics’ services, the integration of Prime’s and HealthTronics’ businesses, regulatory approvals, economic conditions, the impact of competition and pricing, financing efforts and other factors described from time to time in HealthTronics’ periodic filings with the Securities and Exchange Commission.

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Agenda

Introduction of Management Team

Merger Highlights

2005 Highlights

Operating Groups

2005 Financial Forecast

Summary

Q&A

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Management Team

Brad A. Hummel – CEO & President

John Q. Barnidge – CFO & Senior VP

Joseph M. Jenkins, M.D. – President, Urology

Klaas F. Vlietstra – Interim President, AKSV

A. Michael Stolarski – President, Orthopaedics

Robert W. Bachman – Sr. VP, AKSV

Christopher B. Schneider – Sr. VP, Device Sales & Service

W. Price Dunaway – Sr. VP, Urology

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Merger Highlights

Creates Broad Based Urology Platform

Provides for More Focused Enterprise

Strengthens Balance Sheet

Yields Substantial Synergy

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2005 Highlights

Urology Group:

Revenues Increase 10%

Operating Income Increases 10%

Solid Traction in Prostate Therapies

Medical Device:

Revenues Grow 20% to $27mm

Litho Production Rationalized

Introducing New Cysto Table

Orthotripsy

Revenues Increase 20%

Contributing Earnings

Improving Payors Outlook

Specialty Vehicles

Operating Income Increases 20%

Efficiencies in Place

Strong Upside in Homeland Security

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2005 Highlights: Consolidated Operations Summary of Income Statement (1)

($            in millions) 2005 Forecast

Revenues $300 (1)

Adjusted EBITDA $50 (1)

Net Income $17 (1)

EPS $0.48—$0.53

(1) Represents Midpoint of Estimates Range

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UROLOGY SERVICES

Joseph M. Jenkins, M.D.

President, Urology

W. Price Dunaway

Senior VP, Urology

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Leading Competitive Position

Partnering with 1/3 of Nation’s Urologists

Veteran Management Team

Bringing Cutting-edge Therapies to Market

Successful Partnership Model

Proven Execution

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Core Objectives

Leverage Urology Channel

Trusted Advisor to our Partners

Value-added Products and Services

Facilitate Marketplace Consolidation

Growing Revenue & Taking Share

Expanding Platform

Expand Margins

HOPPS Rate Increase: Pricing Stability

Wholesale Pricing Power

Operating Efficiencies

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Market Scope

Drivers:

Aging “Boomers”

Fast Growing Segment – 50+ Year Old Male

First Baby Boomer not yet 60 Years Old

Increasingly Informed Patient

New Technologies

Delivery System Shift – “Following the Patient”

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Lithotripsy

Cost Effective, Non-invasive, Efficacious

Fractional Cost of Surgical Alternatives

Market Scope

250,000 Cases per Year

$2,000 per Case Revenue

$500M Revenue Market

Physician-driven Therapy

No Alternative Therapy

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Lithotripsy PARTNERSHIP ECONOMICS

Doctors (LPs)

HealthTronics (GP)

Sale of

Equipment

Equipment

&

Consumables

$

$

Reimbursement

for

Procedure

Maintenance

Lithotripsy

Partnership

Management

65%

35%

Partnership

Distributions

Long Term Partnerships

Non-Competes

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Prostate Therapy – BPH

HealthTronics

- Benign Prostatic Hyperplasia
  - Non-cancerous Enlargement of the Prostate
- Market Scope
  - Affects 50% of Men Over Age 60
  - 13 Million American Men in 2004
  - Growth Rate
    - From 40,000 to 360,000 Minimally Invasive Treatments
  - $650 Million - $700 Million Market
- Multiple Treatment Methodologies
  - TUMT – Transurethral Microwave Therapy
  - PVP GreenLight

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Prostate Therapy – BPH

TUMT

Microwave of the Prostate

In-office Procedure

Wholesale Provider

$3,600 Medicare / $1,700 Wholesale

GreenLight Laser

Photoselective Vaporization of the Prostate (PVP)

Hospital Outpatient Procedure

Partnership Delivered

$3,700 Medicare / $1,900 Wholesale

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Prostate Therapy – Prostate Cancer

Market Scope

Second Most Common Cancer in American Males

230,000 New Cases per Year in the U.S.

Baby Boomer Impact

$5B market

Dramatic Increase in Public Awareness

Participating in the Diagnosis

PSA Testing

Anatomical Path

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Prostate Therapy – Prostate Cancer

Treatment Alternatives

Total Ablation

Radical Surgery

Radiation

Cryotherapy

HIFU

Focal Ablation

Cryotherapy

HIFU

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Prostate Therapy – Prostate Cancer

Cryotherapy

Partnership Model

Specialized MD

Hospital Environment

$4,500 per Case

HIFU Project

FDA Clinical Trials Underway

High Efficacy / Patient Satisfaction

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Other Developments

Delivering into our Network

Treating Andropause

Testosterone Testing

Qualigen Marketing Agreement

Scientifically Validated Nutritional Supplements

Formulated by Urologists

Anatomical Pathology

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Uropathology Market

Market is Approximately $500 Million

7,500 Private Practice Urologists

Approximately 10 Prostate Biopsies / Month

Each Patient = Approximately $600 Revenue

60% of Patients are Medicare

Medicare Reimbursement is Excellent

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Overview of Prostate Biopsy Process

Patient Presents w/ Elevated PSA

Qwest

Physician Needle Biopsies Prostate

Lab Corp

Physician Staff Determines

Where to Send Biopsy

Local Pathologist

Others

Courier Transports Biopsies to Lab

HTRN

Lab Processes Biopsies

Physician Receives Results and

Determines Appropriate Treatment

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HealthTronics Uropath Advantage –

Big Lab Technology, Small Lab Service

Timeliness & Accuracy – Turnaround Within 48 Hours

Technology – Electronic Reporting

Customer Service – Physician Oriented Pathologists

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Development Strategy

Beta Users

HTRN Physician Partners

Beta Sites

Georgia, Louisiana & Mississippi

Investment

2005 CapEx $2 Million

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DEVICE SALES & SERVICE

Christopher B. Schneider

Senior VP, Device Sales & Service

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Strategic Imperatives

Launch Urology Imaging Table 2Q 2005

Drive Growth via Comprehensive Distribution Channel

Establish Sales & Marketing Culture

Capitalize on Manufacturing & Engineering Platform

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Devices:

Lithotripters

Market Scope:

Total US Installed Base of 650 Units

Average Selling Price of $390,000

35% of US Market is Spark Gap Technology

US HTRN Manufactured Installed Base of 220 Units

Opportunities:

Dual Branding Strategy to Expand Spark Gap Market

New Model with Multi-Functional Capability Enjoys Premium Price

R&D for More Efficient Shock Source

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Devices (cont.):

Urology Imaging System

Market Scope:

Total US Installed Base of 4,500 Units

200 - 250 Units Purchased in US Annually at $300,000 ASP

Urologist Influential in Equipment Decision

Market Moving Toward Multi-Specialty Surgical Units

Opportunities:

Finalizing Leapfrog Design with 2Q 2005 Clinical Launch

Design has Unparalleled Flexibility & Image Quality

Superior Cost Position and Optimal Pricing Upside

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HTRN New Urology Imaging System

Multifunctional Surgical Procedures

Traditional Urology Procedures

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Devices (cont.):

Other Products

Patient Management Tables:

US Installed Base of 4000 Units, HTRN 450 Units Installed

Comprehensive Dealer Network, OEM Supplier

PSA Testing:

6 Million PSA Tests Performed Annually, $200 Million Market

In-Office Testing Approved and now Reimbursed by All Payors

Signed Marketing Agreement with Qualigen, Inc.

Only In-Office Test System On the Market – Patented

Significant Profit Driver for Physicians

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Service Engineering:

Installed Base/Network:

Currently Service 38% of US Lithotripter Installed Base

180 of 250 Total HTRN Service Base is Within Partnerships

36 Field Engineers Trained in Lithotripsy and X-Ray

530 Units Generating Consumable Revenue

Opportunities:

ISO Certification in Atlanta Manufacturing Facility

Deeper Penetration of Urology Market via Litho and Imaging

Leverage Applied Engineering Platform and Hospital Relationships

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Summary:

Promote Products & Services via Network of 3,000 MDs:

12 Business Development Personnel

250 Clinical Technologists

36 Field Service Engineers

Grow Presence In Urology and Patient Management Market:

7 Direct Sales Personnel, 15 Dealer Organizations

Marketing and Distribution Agreements

Innovative Product Offerings

Maximize Service Revenue $            per Employee By:

Increasing Contracts within Lithotripsy Installed Base

Expansion of Service Engineering Outside of Urology

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ORTHOPAEDIC LITHOTRIPSY

A. Michael Stolarski

President, Orthopaedics

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Overview

Shock Wave Surgery for Musculoskeletal Injuries

Applications:

Plantar Fasciitis (Heel Spur)

Lateral Epicondilitis (Tennis Elbow)

Other

Leading Edge Position

Patented Technology: OssaTron™

FDA Approvals

OssaTron®

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Plantar Fasciitis Market Opportunity

Drivers:

250,000 New Chronic Cases Per Year

Accelerating Payor Acceptance

Insurance Covered Population: Approx. 36 Million

Reimbursement: $2,000—$2,500 per Case

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Market Opportunity

Estimated # of Estimated

Condition Cases per Year Market Size

*Heel Spurs 250,000 $500 million

*Tennis Elbow 250,000 $500 million

Non-Union Fractures 75,000 $300 million

Achilles Tendonitis 100,000 $250 million

Patellar Tendonitis 100,000 $250 million

Shoulder Tendonitis 100,000 $250 million

AVN of the Femoral Head 25,000 $100 million

Total $2.15 BILLION

*FDA approved indications

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Economic Thesis

Large Untapped Market

Current Surgery (Plantar Fasciotomy)

Less Efficacious than ESWS

Crutches

Open Wound

Recurring Revenue Partnership Model

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Delivery

Active with 49 Partnerships in 47 States

Over 4,200 Trained Physicians

Average Location Treating 150 Cases per Year

Average Partnership Stake: 50-60%

Outcomes Appear to be Better than Surgery

HealthTronics Re-treat Rate of <10%

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Challenges

Payor Acceptance

Floodgate Resistance

Building a Patient Constituency

Device Differentiation

High Energy vs. Low Energy

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Orthopaedic Lithotripsy: Growth

Increase Number of Contracted Payors

Increase Worker’s Compensation Cases

Leads to Greater Utilization in Field

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SPECIALTY VEHICLE MANUFACTURING

Robert W. Bachman

Senior VP, AKSV

Klaas F. Vlietstra

Interim President, AKSV

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SPECIALTY VEHICLE MANUFACTURING

AK Specialty Vehicles is Global Leader in the Design,

Engineering and Construction of Specialty Vehicles.

Medical Imaging

Broadcast & Communications

Command/Homeland Security

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Medical Imaging

MRI

PET/CT

PET

CT

Cardiac

Lithotripsy

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Leadership Position in Mobile Medical Worldwide

Manufacturing Facilities in U.S. and Europe

Strategic Relationships for all Modalities

GE Healthcare Technologies

Philips Medical Systems

Siemens Medical Solutions

Extraordinary Market Breadth

Australia

• Finland

Korea

• Norway

Italy

• United Kingdom

Germany

• France

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Leadership Position in Mobile Medical Worldwide

Strong Customer Base

Alliance Imaging

DMSI

Insight Health Services Corp.

Alliance Medical Ltd. (UK)

94 Unique Customers in 2003-2004

Significant Barriers to Entry

OEM Certification

Technology and Experience

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Leadership Position in Mobile Medical Worldwide

Market Opportunities

Expand Global Presence

Pan Asia

Australia

Canada

Educate Market to Stimulate Organic Growth

OEM Sponsored Product

Macro-Economics Encourages Shared Services

Technology Initiatives

Develop 3T Delivery Platform

MRI/Ultrasound Product Development

OEM Driven Technology Shifts

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Broadcast & Communications

ENG

DSNG

SNV

EFP

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Broadcast & Communications

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Market Leader in Broadcast & Communications

Unique Competency

Systems Design/Integration

Consult

Design

Procure

Integrate

Train

Leverage Broadcast Systems Capabilities to

Command/Homeland Security Market

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Leadership Position in Broadcast & Communications Vehicles Worldwide

Strong Customer Base

Major Networks - ABC, CBS, FOX, NBC

Cable Networks - CNN, Time Warner

Satellite Uplink Service Market

Relay House, PSSI, Calhoun, Arctek, Coastal, STS

Export Market

Canada, Morocco, Vietnam, Hong Kong

Barriers to Entry

Existing Customer Relationships

Sophisticated Systems Integration

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Market Leader in Broadcast & Communications

Market Opportunity

Expand US Market Share

Penetrate Asian Market

Nextel

FCC Frequency Reallocation Plan

2005 to 2007

New Products

LT ENG Van

COFDM Microwave

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Homeland Security

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Homeland Security

Market Breadth:

Mobile Communications Centers

First Responder Units

Mobile Emergency Ops Units

Military Training Simulators

Tactical transport

Mobile Command Center

Mobile Command Center

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Homeland Security

Federal Funding Programs

$2.6B In Federal Funds are Allocated for 2005:

Urban Area Security Initiative Grant

Earmarked for Top 50 Metropolitan Areas

State Homeland Security Grant

States/Municipalities Response Capabilities

2005 Programs Initiated by DOHS Include:

National Protection Initiatives

Biohazard Detection

Port Security

Container Scanning

Cargo Inspection

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Homeland Security

Strategic Relationships

Boeing

Raytheon

Titan

Lockheed Martin

Datapath

Strong Customer Base

FEMA

FBI

Florida Emergency Management

Massachusetts State Police

Federal Protection Service

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Homeland Security

Market Opportunities

Strengthen our Position

FEMA

NASA

Local/State Emergency Management

Port Security Programs

Development of Industry Alliances

Joint Sales and Marketing

Increased Market Presence

Mobile Command Center

Mobile Command Center

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Conclusion

Market Dominator

Hi Barriers to Entry

“Debt-Free” Segment

Focused, Stand Alone Business Unit

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2005 FINANCIAL FORECAST

John Q. Barnidge

Senior VP & CFO

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Segment Summary Income Statement 2005 Forecast

($            in millions)

Urology Medical Devices

Orthopaedics Specialty Vehicles

Revenues $145 $27 $21 $110

EBITDA $85 $7 $5 $13

Adjusted EBITDA(1) $36 $7 $2 $13

(1) EBITDA less minority interest

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Consolidated Summary Balance Sheet at 12/31/05

($ in millions) 2005 Forecast

Current Assets $134

Total Assets $507

Current Liabilities $71

Long-Term Debt $123

Stockholders’ Equity $241

Total Liabilities & Equity $507

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Key Financial Statistics

($ in millions) 2005 Forecast

(Projected 12/31/05)

Total Debt $124

Cash (30)

Net Debt $94

Ratios:

Funded Debt to EBITDA

2.47x

A/R Days Sales Outstanding

36.4

Interest Coverage

(Adjusted EBITDA/Interest Expense)

6.05x

Net Debt Leverage

(Net Debt/LTM Adjusted EBITDA)

1.87x

Net Working Capital $63

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2005 Forecast Pro Forma Free-Cash Flow

Modified Cash Basis

GAAP

Adjusted EBITDA $50 $50

Interest Expense (8) (8)

Income Tax Expense --- (11)

Cap X, Net (6) (6)

$36 $25

(1) Represents mid-point of estimates range.

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Consolidated Summary Income Statement (1)

($ in millions) 2005 Forecast

Revenues $303

Adjusted EBITDA $50

EPS Range $0.48—$0.53

(1) Represents mid-point of estimates range.

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Q&A SESSION

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